                              [Letterhead]


               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

            THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF CHICAGO OR
                             IN THE CITY OF NEW YORK

NUMBER                                                    SHARES
------                                                    ------
CU                                           SEE REVERSE FOR CERTAIN DEFINITIONS
                                                      CUSIP 223032 10 3


THIS CERTIFIES THAT











is the owner of

     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF

                            COVEST BANCSHARES, INC.

(the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Corporation's transfer agent and registrar.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:                                 COUNTERSIGNED AND REGISTERED:
                                       HARRIS TRUST AND SAVINGS BANK
                                                 (CHICAGO)
                                              TRANSFER AGENT AND REGISTRAR
                            [SEAL]

                                       BY

                                                AUTHORIZED SIGNATURE



/s/ Paul A. Larsen                                 /s/  Larry G. Gillie
     SECRETARY                                           PRESIDENT



                        CERTIFICATE OF STOCK

                     COVEST BANCSHARES, INC.

   The shares represented by this certificate are issued subject to all the provisions of the certificate of incorporation and bylaws of CoVest Bancshares, Inc. (the "Corporation") as from time to time amended (copies of which are on file at the principal offices of the Corporation).

   The Corporation's certificate of incorporation provides that no "person" (as defined in the certificate of incorporation) who "beneficially owns" (as defined in the certificate of incorporation) in excess of 10% of the outstanding shares of the Corporation shall be entitled to vote any shares held in excess of such limit. This provision of the certificate of incorporation shall not apply to an acquisition of securities of the Corporation by an employee stock purchase plan or other employee benefit plan of the Corporation or any of its subsidiaries.

   The Corporation's certificate of incorporation also includes a provision the general effect of which is to require the affirmative vote of the holders of 80% of the outstanding voting shares of the Corporation to approve certain business combinations (as defined in the certificate of incorporation) between the Corporation and a 10% or more stockholder. However, only the affirmative vote of a majority of the outstanding shares or such vote as is otherwise required by law (rather than the 80% voting requirement) is applicable to the particular transaction if it is approved by a majority of the "disinterested directors" (as defined in the certificate of incorporation) or, alternatively, the transaction satisfies certain minimum price and procedural requirements.

   The Corporation will furnish to any stockholder upon request and without charge a full statement of the powers, designations, preferences and relative participating, optional or other special rights of each authorized class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, to the extent that the same have been fixed, and of the authority of the board of directors to designate the same with respect to other series. Such request may be made to the Corporation or to its transfer agent and registrar.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


   TEN COM  --  as tenants in common               ILLINOIS TRANS MINOR LAW -- .............Custodian...........
   TEN ENT  --  as tenants by the entireties                                      (Cust)              (Minor)
   JT TEN   --  as joint tenants with right of                                 under Illinois Transfers to Minors Law
                survivorship and not as tenants
                in common                          UNIF TRF MIN ACT -- ............Custodian (until age...........)
                                                                        (Cust)

                                                                    ............... under Uniform Transfers
                                                                      (Minor)

                                                                     to Minors Act..........................
                                                                                     (State)

    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.


   FOR VALUE RECEIVED, ____________________hereby sell, assign and transfer unto


  PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------------

------------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
--------------------------------------------------------------------------
of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ---------------------------


AFFIX MEDALLION SIGNATURE
GUARANTEED IMPRINT BELOW                 X
                                          --------------------------------------
                                                          (SIGNATURE)

                                         X
                                          --------------------------------------
                                                          (SIGNATURE)


                                         ---------------------------------------
                                         ABOVE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

                                         THE SIGNATURE(S) MUST BE GUARANTEED BY
                                         AN ELIGIBLE GUARANTOR INSTITUTION SUCH
                                         AS A SECURITIES BROKER/DEALER,
                                         COMMERCIAL BANK & TRUST COMPANY,
                                         SAVINGS AND LOAN ASSOCIATION OR A
                                         CREDIT UNION PARTICIPATING IN A
                                         MEDALLION PROGRAM APPROVED BY THE
                                         SECURITIES TRANSFER ASSOCIATION, INC.